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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     FEBRUARY 9, 1999
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                                TRANSMATION, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        OHIO                               0-3905              16-0874418
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  (STATE OR OTHER JURISDICTION          (COMMISSION          (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)


10 VANTAGE POINT DRIVE, ROCHESTER, NEW YORK                         14624
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code  (716) 352-7777
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          (Former Name Or Former Address, If Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On February 9, 1999, the Registrant acquired all of the outstanding shares of the capital stock of Metermaster Inc., a Georgia corporation ("Metermaster"), by merging MM Acquisition Corp., a New York corporation and wholly-owned subsidiary of the Registrant ("Acquisition Sub"), into Metermaster. The acquisition was made pursuant to an Agreement and Plan of Merger, dated January 21, 1999 and amended and restated February 4, 1999, among the Registrant, Metermaster, Acquisition Sub and certain shareholders of Metermaster (the "Purchase Agreement").

        The consideration for the acquisition was negotiated at arms length and consisted of: (a) cash in the amount of approximately $1,800,000, and (b) the Registrant paying off Metermaster's long-term debt totalling approximately $3,100,000. The cash portion of the purchase price is subject to post-closing adjustment based on an audited balance sheet as of the closing date of the acquisition.

        The source of the cash payments made at closing, together with payment of other costs and expenses of the transaction and working capital needs, was financing provided by an increase in the Registrant's existing $31,000,000 credit facility with KeyBank National Association and certain other parties (the "Facility") by $5,000,000 pursuant to a Second Amendment to Credit and Loan Agreement, dated as of February 9, 1999, among the Registrant, KeyBank National Association and certain other parties (the "Credit Agreement Amendment"). In connection with the acquisition and the Credit Agreement Amendment, the lenders were given security interests in all of the assets of Metermaster.

        Prior to the acquisition, Metermaster's assets were used in the value added meter modification, test and measurement equipment distribution and repair business. The Registrant intends to continue such use.

        The foregoing information contained in this Form 8-K with respect to the acquisition and the financing thereof is qualified in its entirety by reference to the complete text of the Purchase Agreement, the Credit Agreement Amendment and the Facility, copies of which are filed herewith or incorporated by reference to previously filed Exhibits.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

        (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               At the time of filing this Report, it is impracticable to provide the required financial statements of the acquired business. The required financial statements will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than April 12, 1999.


        (B)    PRO FORMA FINANCIAL INFORMATION.

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               At the time of filing this Report, it is impracticable to provide the required pro forma financial information. The required pro forma financial information will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than April 12, 1999.


        (C)    EXHIBITS.

               See Index to Exhibits.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRANSMATION, INC.


February 10, 1999                            By:    /s/ Eric W. McInroy
                                                    -------------------
                                                    Eric W. McInroy
                                                    President


February 10, 1999                            By:    /s/ John A. Misiaszek
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                                                    John A. Misiaszek
                                                    Vice President-Finance


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                                INDEX TO EXHIBITS


(1)  Underwriting Agreement

     Not applicable.

(2)  Plan of acquisition, reorganization, arrangement, liquidation or succession

  *  (a)       Agreement and Plan of Merger dated January 21, 1999 and
               amended and restated February 4, 1999 among the Registrant, Metermaster Inc., MM Acquisition Corp., and certain other parties, together with a brief identification of the contents of all omitted exhibits and schedules thereto, is included herein as
               Exhibit 2(a). Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits and schedules.

(4)  Instruments defining the rights of security holders, including indentures

     (a) Credit and Loan Agreement dated August 7, 1998 between the Registrant and KeyBank National Association is incorporated herein by reference to Exhibit 4(a) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

 *   (b)       Second Amendment to Credit and Loan Agreement, dated as of
               February 9, 1999, by and among the Registrant, KeyBank National
               Association and the Lenders Party Thereto From Time to Time, together with a brief identification of the contents of all omitted exhibits thereto, is included herein as Exhibit 4(b).
               Upon written request, the Registrant will provide to security holders copies of any of the referenced omitted exhibits.

(16) Letter re change in certifying accountant

     Not applicable.

(17) Letter re director resignation

     Not applicable.

(20) Other documents or statements to security holders

     Not applicable.

(23) Consents of experts and counsel

     Not Applicable.


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(24)  Power of attorney

        Not applicable.

(27)  Financial Data Schedule

        Not Applicable.

(99)  Additional Exhibits

        Not applicable.

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* EXHIBIT FILED WITH THIS REPORT.


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